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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July16, 2002

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

      New Jersey                        0-29030                 22-3475473
      ----------                        -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
 of incorporation)                    File Number)          Identification No.)


            399 Route 23
            Franklin, New Jersey                                07416
            --------------------                                -----
           (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (973) 827-2914

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Item 5.  Other events.
         ------------

     The Registrant issued a press release on July 16, 2002 announcing the completion of its offering of trust preferred securities.

     On July 18, 2002, the Registrant issued a press release announcing the Registrant's results for the second quarter of 2002 and further announcing the declaration of a $0.06 per share cash dividend payable on August 26, 2002 to shareholders of record as of August 5, 2002.

Item 7.  Exhibits.
         ---------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.            Description
         -----------            -----------

              99a Press release announcing completion of offering of trust preferred securities.

              99b Press release announcing second quarter 2002 results and cash dividend.



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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex
Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUSSEX BANCORP
                                         --------------
                                         (Registrant)


Dated:   August 1, 2002                  By: /s/ Candace A. Leatham
                                             ----------------------
                                             CANDACE A. LEATHAM
                                             Chief Financial Officer








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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99a               Press release announcing completion of                  5
                  offering of trust preferred securities.

99b               Press release announcing second quarter                 6
                  2002 results and cash dividend.




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